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                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-51783) pertaining to the Denali Incorporated 1997 Incentive Stock Option Plan of our report dated August 16, 1999, with respect to the consolidated balance sheet of Welna N.V. as of July 3, 1999 included in the Annual Report (Form 10-K) of Denali Incorporated.


                                                DELOITTE & TOUCHE

Enschede, Netherlands
September 15, 1999